SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                _________________

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 27, 2004
                                                           -------------

                           Dollar General Corporation
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               (Exact Name of Registrant as Specified in Charter)


           Tennessee                    001-11421                61-0502302
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 (State or Other Jurisdiction    (Commission File Number)     (I.R.S. Employer
       of Incorporation)                                     Identification No.)


             100 Mission Ridge
         Goodlettsville, Tennessee                                 37072
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 (Address of Principal Executive Offices)                        (Zip Code)


       Registrant's telephone number, including area code: (615) 855-4000
                                                           --------------

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a) Financial Statements.     None.
         (b) Pro Forma Financial Information.  None.
         (c) Exhibits. See Exhibit Index immediately following the signature page hereto.


ITEM 9.  REGULATION FD DISCLOSURE

On May 27, 2004, Dollar General Corporation (the "Company") issued a news release regarding results of operations and financial condition for the first quarter ended April 30, 2004, and the conference call to be held to discuss such results. The news release is attached hereto as Exhibit 99 and incorporated by reference as if fully set forth herein.


ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The information set forth in Item 9 above is incorporated by reference as if fully set forth herein.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  May 27, 2004                DOLLAR GENERAL CORPORATION
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                                   By:    /s/ Susan S. Lanigan
                                          --------------------------------------
                                          Susan S. Lanigan
                                          Senior Vice President, General Counsel
                                          and Corporate Secretary

                                  EXHIBIT INDEX

Exhibit No.                Description
-----------                -----------

   99                      News release dated May 27, 2004.